Summary Prospectus Supplement	February 28, 2017

Putnam Low Volatility Equity Fund
Summary Prospectus dated November 30, 2016

Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

The prospectus is supplemented as follows to add information about class T shares. Class T shares of the fund are not currently available for purchase.

The front cover page is supplemented to add class T shares to the list of shares to which the prospectus relates, and to indicate that the fund symbol for class T shares is pending.

The following information replaces similar disclosure for the fund under Fees and expenses:

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 18 of the fund’s prospectus, in the Appendix to the fund’s prospectus, and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

The following information is added to similar disclosure for the fund under Fees and expenses:

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as a
	imposed on purchases (as a	percentage of original purchase price or redemption
Share class	percentage of offering price)	proceeds, whichever is lower)

Class T	2.50%	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

		Distribution		Total annual	Expense	Total annual fund
	Manage-	and service	Other	fund operating	reimburse-	operating expenses after
Share class	ment fees	(12b-1) fees	expenses	expenses	ment#	expense reimbursement

Class T	0.62%	0.25%	0.45%<	1.32%	(0.21%)	1.11%

< Other expenses are based on expenses of class A shares for the fund’s last fiscal year.

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through November 30, 2017. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class T	$361	$638	$937	$1,785

305209 2/17

FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS Y
	PLVEX	PLVFX	PLVGX	PLVHX	PLVKX

Putnam Low Volatility Equity Fund

Summary prospectus

11 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

Putnam Low Volatility Equity Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 11/30/16, are incorporated by reference into this summary prospectus.

Goal

Putnam Low Volatility Equity Fund seeks a total return comparable to that of the U.S. equity markets, but with lower volatility, over a market cycle (generally at least three years or more).

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 18 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

Share class	Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)
Class A	5.75%	1.00%*
Class B	NONE	5.00%**
Class C	NONE	1.00%***
Class M	3.50%	NONE
Class Y	NONE	NONE

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

Share class	Management fees	Distribution and service (12b-1) fees	Other expenses=	Total annual fund operating expenses	Expense reimbursement#	Total annual fund operating expenses after expense reimbursement
Class A	0.62%	0.25%	0.45%	1.32%	(0.21)%	1.11%
Class B	0.62%	1.00%	0.45%	2.07%	(0.21)%	1.86%
Class C	0.62%	1.00%	0.45%	2.07%	(0.21)%	1.86%
Class M	0.62%	0.75%	0.45%	1.82%	(0.21)%	1.61%
Class Y	0.62%	N/A	0.45%	1.07%	(0.21)%	0.86%

    *  Applies only to certain redemptions of shares bought with no initial sales charge.

  **  This charge is phased out over six years.

 ***  This charge is eliminated after one year.

   =  Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

   #  Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through November 30, 2017. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$682	$950	$1,239	$2,059
Class B	$689	$929	$1,295	$2,193
Class B (no redemption)	$189	$629	$1,095	$2,193
Class C	$289	$629	$1,095	$2,385
Class C (no redemption)	$189	$629	$1,095	$2,385
Class M	$508	$883	$1,283	$2,398
Class Y	$88	$320	$571	$1,289

Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 135%.

Investments, risks, and performance

Investments

The fund invests mainly in common stocks of large U.S. companies across all sectors. Under normal circumstances, we invest at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. The fund expects to allocate its investments across sectors so that the fund’s portfolio approximately reflects sector weightings across the broader equity markets. Within each sector, the fund generally focuses its investments on those stocks that we believe are likely to have lower sensitivity to broader market or sector movements. We refer to these stocks as “low beta” stocks. Beta is a measurement of a stock’s anticipated sensitivity to price movements in a particular market, as measured by a market or sector index. A stock with a beta higher than 1.0 is generally expected to be more volatile than the index, and a stock with a beta of less than 1.0 should be less volatile than the index and may be expected to rise and fall in price more slowly than the market or sector. We generally emphasize investments within each sector in low beta stocks (measured relative to the S&P 500 Index) because we believe that, over a full market cycle (generally at least three years or more), a portfolio of low beta stocks may be able to earn investment returns comparable to market returns, but with less volatility than the market, thus earning an attractive risk-adjusted return relative to the market.

We intend to write (sell) call options, generally on equity indices but also on individual portfolio securities. We sell call options to earn premium income. Selling call options may also reduce the volatility of the fund’s portfolio.

We intend to buy put options, generally on equity indices but also on individual portfolio securities. We buy put options to reduce the volatility of the fund’s portfolio by protecting the fund from the impact of significant market declines.

In addition to call options and put options, we may use derivatives, such as futures, options, warrants and swap contracts, for hedging purposes and to adjust the return and volatility characteristics of the fund’s investments. We may also make other investments, including in derivatives, intended to protect the fund from market volatility, or to take advantage of the potential for returns from instruments that perform well during periods of market volatility.

We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends, as well as general market conditions, when deciding whether to buy or sell investments. As noted above, we will also consider the fund’s overall exposure to each sector.

Risks

It is important to understand that you can lose money by investing in the fund.

The value of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company, industry or sector. There may be times when stocks in the fund’s portfolio exhibit higher volatility than we expect, are not correlated with market movements as we expect, or underperform the markets. By selling covered call options, the fund limits its opportunity to profit from an increase in the price of the underlying portfolio securities, but continues to bear the risk of a decline in the value of these securities. The fund also risks losing all or part of the cash paid for purchasing put options. Our use of derivatives may increase the fund’s risk of loss by increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

Annual total returns for class A shares before sales charges

Average annual total returns after sales charges
(for periods ending 12/31/15)

Share class	1 year	Since inception (3/18/13)
Class A before taxes	–8.62%	3.45%
Class A after taxes on distributions	–10.00%	2.37%
Class A after taxes on distributions and sale of fund shares	–4.26%	2.49%
Class B before taxes	–8.39%	3.88%
Class C before taxes	–4.75%	4.87%
Class M before taxes	–6.91%	3.81%
Class Y before taxes	–2.83%	5.95%
S&P 500 Index (no deduction for fees, expenses or taxes)	1.38%	12.71%

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Adrian Chan
Portfolio Manager, portfolio manager
of the fund since 2013

Robert Schoen
Co-Head of Global Asset Allocation,
portfolio manager of the fund
since 2013

Sub-advisor

Putnam Investments Limited*

    *  Though the investment advisor has retained the services of Putnam Investments Limited (“PIL”), PIL does not currently manage any assets of the fund.

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Information about the Summary Prospectus, Prospectus and SAI

The summary prospectus, prospectus, and SAI for a fund provide information concerning the fund. The summary prospectus, prospectus, and SAI are updated at least annually and any information provided in a summary prospectus, prospectus, or SAI can be changed without a shareholder vote unless specifically stated otherwise. The summary prospectus, prospectus, and the SAI are not contracts between the fund and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

NP122 303762 11/16 Putnam Retail Management